UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 1, 2004
                        (Date of Earliest Event Reported)

                               EDGAR Online, Inc.
             (Exact name of Registrant as specified in its charter)


         Delaware                         0-26071                 06-1447017
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                     50 Washington Street, Norwalk, CT 06854
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 852-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 29, 2004, EDGAR Online, Inc. (the "Company") appointed Elisabeth DeMarse as a member of the Company's Board of Directors. There are no arrangements or understandings pursuant to which Ms. DeMarse was elected as a director and there are no related-party transactions between the Company and Ms. DeMarse.

The Company issued a press release announcing Ms. DeMarse's appointment on November 1, 2004, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit
     Number      Description
     ------      -----------

      99.1       Press Release dated November 1, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EDGAR ONLINE, INC.

                                       By: /s/ Susan Strausberg
                                           Susan Strausberg
                                           President and Chief Executive Officer

Dated: November 1, 2004